Exhibit 10.46

TEKOIL & GAS CORPORATION

TRANSFER ACKNOWLEDGEMENT
AND AGREEMENT

1.     Prior Subscription. Each Subscriber (as identified on the signature page attached hereto) has subscribed, pursuant to a certain Amended and Restated Subscription Agreement executed by the parties hereto as of April 12, 2007 (the “Subscription Agreement”), for and agreed to be issued Nine Million (9,000,000) shares of Common Stock (the “Common Stock”) of Tekoil & Gas Corporation, a Delaware corporation (the “Company”), all as consideration under a certain Purchase and Sale Agreement dated November 13, 2006, and as amended through the date hereof (referred to together as the “PSA”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the PSA. The Common Stock is also referred to herein as the “Securities”. Each Subscriber and the Company is also party to a certain Registration Rights Agreement dated December 29, 2006 and as amended through the date hereof by the amendments to the PSA (the “Registration Rights Agreement”).

2.     Distribution. As contemplated in the Subscription Agreement and the Registration Rights Agreement, Subscribers desire to distribute and transfer the certain of the shares of Common Stock to the “Transferees” indicated below to or for the benefit of the members of the Subscribers and request that the Company do so, and such Transferees desire to receive certificates representing the shares of Common Stock to be transferred to them as indicated below, but subject in all respects to the terms hereof and the other agreements described herein:

Transferee	Shares of Common Stock

Rich Holdings LLC,	4,000,000
A Texas limited liability company,
wholly owned by Richard H. Lee
John W. Barton	4,000,000

and the balance of 1,000,000 shares of Common Stock shall be issued in the name of Masters Resources, LLC (one of the original Subscribers).

3.     Transferee's Representations and Warranties. Each Transferee, severally and not jointly, represents, warrants, acknowledges and agrees that:

(a)     Transferee is a resident of the state indicated on the signature page hereof, is legally competent to execute this agreement, and:

(i)     if Transferee is an individual, has his or her principal residence in such state;

(ii)     if Transferee is a corporation, partnership, trust, limited liability company or other form of business organization, has its principal office in such state; or

(iii)     if Transferee is a corporation, partnership, trust, limited liability company or other form of business organization, Transferee has not been organized for the specific purpose of acquiring the Common Stock.

(b)     Transferee has not been offered the Securities by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(c)     Transferee has had access during the course of this transaction and prior to the issuance of the Securities to all information necessary to enable Transferee to evaluate the merits and risks of a prospective investment in the Company (including, without limitation, the periodic and other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and Transferee has had the opportunity to ask questions of and receive answers from the officers and directors of the Company, or a person or persons acting on its behalf, concerning the terms and conditions of the offering and all questions raised by Transferee have been answered to the full satisfaction of Transferee.

(d)     There are substantial restrictions on the transferability of the Securities and, accordingly, Transferee will need to bear the economic risk of the investment in the Securities for an indefinite period of time and will not be readily able to liquidate the investment in case of an emergency.

(e)     Transferee understands that the Company has a limited financial or operating history, each of the Securities is a speculative investment which involves a high degree of financial risk, and there is no assurance of any economic, income or tax benefit from such investment.

(f)     In making this investment, Transferee is relying solely upon the advice of Transferee's personal tax advisors, and not the Company nor its advisers and counsel, with respect to the tax aspects of an investment in the Securities.

(g)     If Transferee is a corporation, partnership, trust, limited liability company, employee benefit plan or other entity, Transferee is authorized and qualified to become a stockholder of the Company and the person signing this agreement on behalf of such entity has been duly authorized by such entity to do so.

(h)     No representations or warranties have been made to Transferee by the Company or any officer, employee, agent or affiliate of the Company (other than those set forth in the PSA), and Transferee's investment decision has been based solely upon Transferee's independent evaluation and due diligence, if any, of the Company.

(i)     Transferee is experienced in evaluating and investing in early stage companies such as the Company. Transferee is experienced in business matters and regards himself, herself or itself as a sophisticated investor able to evaluate investment and financial information and to choose independent professional advisors to assist in such evaluation and, either alone or with such advisers, has such knowledge and experience in financial and business matters that Transferee is capable of evaluating the merits and risks of an investment in the Securities and has the capacity to protect Transferee’s own interests in connection with Transferee’s proposed investment in the Securities.

(j)     Transferee’s aggregate commitments to investments that are not readily marketable are not disproportionate to Transferee’s net worth and an investment in the Securities will not cause such aggregate commitment to become excessive. Transferee has adequate means of providing for Transferee’s current needs and possible personal and family contingencies. Transferee will not be readily able to liquidate the investment in the case of an emergency, and Transferee has no need for liquidity in this investment in the Company.

(k)     Transferee has a preexisting business or personal relationship with the Company or with one or more of its officers or directors. Transferee is acquiring the Securities solely for Transferee’s own account for investment (and not for the account of any other person), and not with a view to, or for, any resale, distribution, fractionalization or other transfer thereof, and Transferee has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, fractionalization or transfer.

(l)     The terms of the Registration Rights Agreement, as amended, shall apply to Transferee as if Transferee were a signatory thereto.

4.     Representations and Warranties Concerning Suitability and Accredited Investor Status. Transferee hereby represents and warrants to the Company that Transferee is an “Accredited Investor” (as defined under Regulation D as promulgated and amended by the SEC pursuant to the Securities Act) on the basis of the representations made by Transferee to the Company below. Transferee hereby represents and warrants and agrees that:

(a)     Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Company.

(b)     Transferee has determined that the Securities are a suitable investment for Transferee. Transferee is able to bear the economic risk of the investment in the Company (including a complete loss thereof) and has adequate financial or other means for providing for Transferee's current needs and contingencies and has no need for liquidity in this investment.

5.     Fees and Expenses. Transferee shall pay for all its own fees and expenses in connection with this subscription, including without limitation legal fees and fees of its advisors and counsel, if any.

6.     Restrictions. The Transferee will not at any time make any disposition of any of the Securities except in accordance with applicable federal and state securities laws and the legend set forth below. The certificates for the Securities to be issued to the undersigned will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR SUCH LAWS.

In the event the Common Stock may be publicly resold under the Registration Rights Agreement or otherwise under applicable securities laws, Transferees and Masters Resources, LLC together agree that they will not publicly resell more than 250,000 shares thereof per calendar week. Transferees and Masters Resources, LLC together agree that a legend reflecting the foregoing, pro-rated as to the allocations described above, and reasonable transfer restrictions consistent therewith may be placed on the Common Stock.

7.     Miscellaneous. The terms and conditions contained in this agreement (together with the PSA and Registration Rights Agreement) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements and under-standings, whether oral or written, between the parties hereto with respect to the subject matter hereof. This agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This agreement may be amended only by a writing executed by the Company and Transferee.

IN WITNESS WHEREOF, Transferee has executed this agreement on the date indicated on the signature page hereof.

[Signatures on Next Page]

The undersigned each confirms and certifies that it has read this entire agreement and understands the provisions hereof, and that the undersigned has executed this agreement as of the date set forth below.

DATED: May ____, 2007

Which will be held by Transferee(s) in the following manner, if applicable:

( ) Community Property	( ) Joint Tenants with Right of Survivorship
( ) Tenants in Common	( ) Separate Property
( X ) Other: (e.g. individual, corporation, partnership, limited liability company (as to both ), trust, investment company). Please indicate: ___________

Subscriber Signature(s):

	MASTERS RESOURCES, LLC		MASTERS OIL & GAS, LLC

	/s/ John W. Barton		/s/ John W. Barton
Name and Title of Signatory if Subscriber is an entity

By:	John W. Barton	By:	John W. Barton
	Signature		Signature of Joint Subscriber

	Social Security or Tax ID Number		Social Security or Tax ID Number of Joint Subscriber

	Address		Address of Joint Subscriber

	Transferee:		Transferee:

	RICH HOLDINGS LLC		MASTERS OIL & GAS, LLC

By:	/s/ Richard H. Lee	By:	/s/ John W. Barton
	Richard H. Lee		John W. Barton

As its: Managing Member

	###-##-####		###-##-####
	Social Security or Tax ID Number		Social Security or Tax ID Number of Joint Subscriber

	7 Twin Circle		18 Woodlake Sq. #200
	Address		Address of Joint Transferee

	Houston, TX 77042		Houston, TX 77063

Accepted By:

TEKOIL & GAS CORPORATION, a Delaware corporation

By:	/s/ Mark Western
Signature

Mark Western, President
Name/Title

Note:

In the case of subscription by,

•	Joint Tenants with Rights of Survivorship or Tenants in Common, all tenants must execute this subscription,
•	Husband and Wife, as community property, one signature only is required.
•	A Trust, the Trustee must sign and a copy of the Trust Agreement should be provided.
•	A Partnership, a copy of the Statement of Partnership or the Partnership Agreement should be provided, and execution must be by the number of partners required therein to bind the Partnership.
•	A Corporation, a resolution of the Board of Directors authorizing the subscription and certified by the Secretary should be included.